UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant's telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2012, Texas Capital Bancshares, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement) with Macquarie Capital (USA) Inc. and Deutsche Bank Securities Inc. (together, the “Underwriters”) in connection with the offer and sale of 2,000,000 shares of the Company’s common stock (the “Common Stock”) at a public offering price of $40.00 per share. Pursuant to the Underwriting Agreement, the Company has granted the Underwriters an option to purchase up to an additional 300,000 shares of Common Stock solely to cover over-allotments. The closing of the offering is expected to occur on August 1, 2012.

The Underwriting Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering into such Underwriting Agreement, and are not factual information to investors about the Company.

The Underwriters may perform investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1

Item 8.01.	Other Events

On July 26, 2012, the Company issued a press release announcing the pricing of the offering, a copy of which is included as Exhibit 99.1 to this report.

On July 27, 2012, the Company filed with the Securities and Exchange Commission a prospectus supplement related to the offering, dated July 26, 2012 (the “Prospectus Supplement”), to the base prospectus contained in the Company’s effective registration statement on Form S-3 (File No. 333-181471) (the “Registration Statement”). Exhibits 1.1, 5.1 and 23.1 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated July 26, 2012, between the Company and Macquarie Capital (USA) Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Winstead PC regarding the validity of the Common Stock

23.1	Consent of Winstead PC (included in Exhibit 5.1)

99.1	Press Release, dated July 26, 2012, of the Company.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2012	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated July 26, 2012, between the Company and Macquarie Capital (USA) Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Winstead regarding the validity of the Common Stock

23.1	Consent of Winstead (included in Exhibit 5.1)

99.1	Press Release, dated July 26, 2012, of the Company.